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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 23, 2001
                                                  --------------



                          The Williams Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                         1-4174                  73-0569878
     ---------------                  ------------           -------------------
     (State or other                  (Commission             (I.R.S. Employer
     jurisdiction of                  File Number)           Identification No.)
     incorporation)



One Williams Center, Tulsa, Oklahoma                                    74172
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

         At the close of business on April 23, 2001, The Williams Companies, Inc., (the "Company") completed the spin-off of Williams Communications Group, Inc. in a tax-free distribution of 398,500,000 shares of Class A Common Stock of Williams Communications Group, Inc. to the Company's shareholders. In connection with the spin-off, the Company and Williams Communications Group, Inc. entered in certain agreements and amended certain agreements related to their relationship subsequent to the spin-off.

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibits as part of this report:

         99.1 AMENDED AND RESTATED SEPARATION AGREEMENT dated the April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.2 AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT dated April 23, 2001, between The Williams Companies, Inc., and those certain subsidiaries of Williams collectively as the "Williams Subsidiaries" and Williams Communications Group, Inc., and those certain subsidiaries of Communications listed collectively as the "Communications Subsidiaries."

         99.3 TAX SHARING AGREEMENT entered into as of the 30th day of September, 1999, and amended and restated as of the 23rd day April, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.4 AMENDED AND RESTATED INDEMNIFICATION AGREEMENT dated April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.5 SHAREHOLDER AGREEMENT dated April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.6 AMENDED AND RESTATED EMPLOYEE BENEFITS AGREEMENT dated April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.7 DEFERRAL LETTER dated April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE WILLIAMS COMPANIES, INC.



Date: May 3, 2001                           /s/ Suzanne H. Costin
                                            ------------------------------------
                                            Name:  Suzanne H. Costin
                                            Title: Corporate Secretary



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                               INDEX TO EXHIBITS

      EXHIBIT
      NUMBER                           DESCRIPTION
      ------                           -----------

       99.1   AMENDED AND RESTATED SEPARATION AGREEMENT dated the April 23,
              2001, by and between The Williams Companies, Inc. and Williams
              Communications Group, Inc.

       99.2   AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT dated April
              23, 2001, between The Williams Companies, Inc., and those certain subsidiaries of Williams collectively as the "Williams
              Subsidiaries" and Williams Communications Group, Inc., and those certain subsidiaries of Communications listed collectively as the "Communications Subsidiaries."

       99.3 TAX SHARING AGREEMENT entered into as of the 30th day of September, 1999, and amended and restated as of the 23rd day
              April, 2001, by and between The Williams Companies, Inc. and
              Williams Communications Group, Inc.

       99.4   AMENDED AND RESTATED INDEMNIFICATION AGREEMENT dated April 23,
              2001, by and between The Williams Companies, Inc. and Williams
              Communications Group, Inc.

       99.5   SHAREHOLDER AGREEMENT dated April 23, 2001, by and between The
              Williams Companies, Inc. and Williams Communications Group, Inc.

       99.6   AMENDED AND RESTATED EMPLOYEE BENEFITS AGREEMENT dated April 23,
              2001, by and between The Williams Companies, Inc. and Williams
              Communications Group, Inc.

       99.7   DEFERRAL LETTER dated April 23, 2001, by and between The Williams
              Companies, Inc. and Williams Communications Group, Inc.